Fourth Quarter
2005 Review
February 2, 2006
Fourth Quarter
2005 Review
February 2, 2006
John V. Faraci
Chairman & CEO
Marianne M. Parrs
EVP & CFO
John V. Faraci
Chairman & CEO
Marianne M. Parrs
EVP & CFO
Exhibit 99.2

Forward-Looking Statements
These slides contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements.
Factors which could cause actual results to differ relate to (i) market and economic factors, including changes in the cost or availability of raw materials and energy, competition, demand and pricing for the Company's products, the level of housing starts, changes in international economic conditions, specifically in Brazil, Russia, Poland and
China, changes in currency exchange rates, changes in credit ratings issued by nationally recognized statistical rating organizations, pension and healthcare costs and natural disasters, such as hurricanes, (ii) the Company's transformation plan, including the ability to accomplish the transformation plan, the impact of the plan on the
Company's relationship with its employees, customers and vendors and the ability to realize anticipated profit improvement from the plan, and (iii) results of legal proceedings and compliance costs, including unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and the uncertainty of the costs and other effects of pending litigation. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

During the course of this presentation, certain non-
U.S. GAAP financial information will be presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com
under
Investors.
Statements Relating to
Non-GAAP Financial Measures

4 Agenda Fourth Quarter 2005 Review First Quarter 2006 Outlook Transformation Plan Update Fourth Quarter 2005 Review First Quarter 2006 Outlook Transformation Plan Update

Fourth Quarter 2005 Summary
Volume increased in uncoated paper and
packaging
Pricing lower overall, with improvement at
quarter end
Manufacturing operations performed well
Raw material costs skyrocketed to peak 2005
levels
Volume increased in uncoated paper and
packaging
Pricing lower overall, with improvement at
quarter end
Manufacturing operations performed well
Raw material costs skyrocketed to peak 2005
levels

(700)
(600)
(500)
(400)
(300)
(200)
(100)
0
4Q'05 vs. 3Q'05 4Q'05 vs. 4Q'04 2005 vs. 2004
(700)
(600)
(500)
(400)
(300)
(200)
(100)
0
4Q'05 vs. 3Q'05 4Q'05 vs. 4Q'04 2005 vs. 2004
(585)
(199)
(95)
EBIT ($MM)
Energy
Wood Caustic Soda Other
Higher Raw Material Costs
EBIT impact by period

Higher Raw Material Costs
EBIT impact 2005 vs. 2002
(500)
(400)
(300)
(200)
(100)
0
(500)
(400)
(300)
(200)
(100)
0
Caustic
Soda
Energy Other
EBIT ($MM)
(430)
(395)
(125)
(100)
Wood
Total of $1.1 billion or $1.60 per share
negative impact in 2005 versus 2002

Diluted EPS from Continuing Operations
and Before Special Items
* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investors
.04
.12
.13
.15
.13
.33
.27
.29
.14
.20
.21
.14
.12
.41
.32
.42
.36
2001 2002 2003 2004 2005
1Q 1Q 3Q 1Q 3Q 2Q 4Q 2Q 4Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
.31
.29
3Q
4Q
.12

$0.00
$0.10
$0.20
$0.30
$0.40
3Q'05 Price Volume /
Downtime
Cost /
Mix
Raw
Material
Land
Sales
Corporate
Items
Tax Interest Other 4Q'05
4Q’05 vs. 3Q’05
EPS $ / Share
EPS from cont. ops before special items
$.29
$.08
($.15)
($.03)
$.12
$.02
($.04)
$.05
($.02)
Energy            ($.09)
Wood Costs    ($.03)
Other              ($.03)
3Q05 Tax rate  33%
4Q05 Tax rate  22%
($.05)
Packaging      ($.02)
Lumber          ($.02)
Land & Realty Sales  ($0.02)
($.03)
Paper            $.06
Packaging     $.03
Other            ($.01)

0
4
8
12
16
20
0
4
8
12
16
20
2000
June
2001
Dec
2002
Dec
2003
Dec
2004
Dec
2005
Dec
17.9
15.2
14.8
15.5
14.6
12.2
$ Billion
Reduced total debt by
$6 billion since June 2000
Committed to Reducing Debt
Except for December 2005 and January 2006, all periods include Carter Holt Harvey debt on IP’s balance sheet
11.9
2006E
Jan

12M’05 vs. 12M’04
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
12M'04 Price Volume /
Downtime
Cost /
Mix
Raw
Material
Land
Sales
Corporate
Items
Interest Tax Other 12M'05
$.24
EPS $ / Share
$1.26
($.37)
($.87)
EPS from cont. ops before special items
$.71
$1.08
($.03)
$.35
($.19)
($.11)
$.09
Energy               ($.37)
Wood Cost      ($.30)
Caustic Soda   ($.13)
Other                ($.07)
Paper             $.55
Packaging      $.17
2004 Tax rate 26%
2005 Tax rate 27.5%
Pension         ($.18)
Other             ($.01)
Land Sales  $.13
IP Realty      $.11
FX                 ($.04)
Divestitures   ($.05)
Paper           ($.25)
Packaging    ($.08)
Other            ($.04)

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Containerboard Uncoated Papers Pulp
Coated Papers Bleached Board European Papers
*Includes indefinitely closed uncoated papers capacity at Pensacola, FL, Bastrop, LA and Jay, ME in 2Q05
(72,000 tons), 3Q05 (108,000 tons) and 4Q’05 (108,000 tons).  Permanently closed at end of 4Q’05.
215
65
50
270
Lack of Order Downtime
70
90
240
185
5
10
5
35
95
M  Short Tons
2002 2003 2004 2005
275*
270*
3Q05 4Q05
European Papers 15 10
Bleached Board 20 40
Uncoated Papers 185 130
Containerboard      50 0
Coated Papers 0 15 195*

Printing Papers
2 U.S. operations only. Uncoated excludes Fine Paper
$  2,010
88
Sales
Earnings
4Q’05 3Q’05
$ Millions
$ Millions
Uncoated
2
Coated
2
Pulp
2
Europe
3
(uncoated)
Flat
Flat
($5)
€5
Volume Realizations/ton
$  1,970
132
1
4Q’05 Change vs 3Q’05:
4Q’05 Change vs 3Q’05:
2%
(9%)
12%
5%
1 Includes special charge of $6 million for severance and other charges related to the indefinite shutdowns of 3 U.S. paper machines, and
$3 million for Riegelwood environmental reserves
3 Europe is average commodity cut-size price, excluding Russia
Average IP realization (includes the impact of mix across all grades)

Industrial Packaging
Average IP realization (includes the impact of mix across all grades)
$  1,180
11
Sales
Earnings
4Q’05 3Q’05
$ Millions
$ Millions
Containerboard
U.S. Container
Flat
($20)
Volume Realizations/ton
$  1,115
33
1
4Q’05 Change vs 3Q’05:
4Q’05 Change vs 3Q’05:
20%
2%
1 Includes special charge of $4 million to adjust reserves previously provided

Consumer Packaging
Average IP realization (includes the impact of mix across all grades)
$  730
21
Sales
Earnings
4Q’05 3Q’05
$ Millions
$ Millions
Bleached Board
2
$10
Volume Realizations/ton
$  685
37
1
4Q’05 Change vs 3Q’05:
4Q’05 Change vs 3Q’05:
1%
Converting Businesses
3
Sales Revenue
4%
2 U.S. operations only
3 Excludes IPPM
1 Includes special charge of $1 million for environmental reserve

Forest Products
Average IP realization (includes the impact of mix across all grades)
$  660
257
Sales
Earnings
4Q’05 3Q’05
$ Millions
Lumber (mbf)
Plywood (msf)
($30)
$5
Volume Realizations/unit
$   700
272
1
4Q’05 Change vs 3Q’05:
4Q’05 Change vs 3Q’05:
(5%)
(11%)
1 Includes special charge of $2 million in the third quarter for costs associated with relocations of Forest Products headquarters to Memphis

Higher Raw Material Costs
4Q’05 vs. 3Q’05 EBIT impact by business
(60)
(50)
(40)
(30)
(20)
(10)
0
(60)
(50)
(40)
(30)
(20)
(10)
0
Forest
Products
Paper
EBIT ($MM)
(44)
(21)
(8)
Industrial
Packaging
Total of $95 million or $0.15 per share
negative impact in 4Q’05 versus 3Q’05
Energy
Wood Caustic Soda Other
(22)
Consumer
Packaging

Special Items – After Tax
• Restructuring, Reserve                (142)
Adjustments & Other
• Divestitures (30)
• Insurance Recoveries 21
• Tax Adjustments                             11
Special Items Total (140) ($0.29)
Special Items – After Tax
• Restructuring, Reserve                (142)
Adjustments & Other
• Divestitures (30)
• Insurance Recoveries 21
• Tax Adjustments                             11
Special Items Total (140) ($0.29)
$MM Diluted EPS
Special Items 4Q’05

Earnings from Continuing Operations
and Before Special Items $0.12
Special Items (0.29)
Loss from Continuing Operations (0.17)
Discontinued Operations 0.01
Net Loss ($0.16)
Earnings from Continuing Operations
and Before Special Items $0.12
Special Items (0.29)
Loss from Continuing Operations (0.17)
Discontinued Operations 0.01
Net Loss ($0.16)
Reconciliation to 4Q’05
Diluted Earnings Per Share
Diluted EPS

Special Items – After Tax
• Restructuring, Reserve                (222)
Adjustments & Other
• Divestitures (73)
• Insurance Recoveries 151
• Tax Adjustments                           446
• Interest Income 33
Special Items Total 335 $0.66
Special Items – After Tax
• Restructuring, Reserve                (222)
Adjustments & Other
• Divestitures (73)
• Insurance Recoveries 151
• Tax Adjustments                           446
• Interest Income 33
Special Items Total 335 $0.66
$MM Diluted EPS
Special Items 2005

Earnings from Continuing Operations
and Before Special Items $1.08
Special Items 0.66
Earnings from Continuing Operations 1.74
Discontinued Operations 0.47
Net Earnings $2.21
Earnings from Continuing Operations
and Before Special Items $1.08
Special Items 0.66
Earnings from Continuing Operations 1.74
Discontinued Operations 0.47
Net Earnings $2.21
Reconciliation to 2005
Diluted Earnings Per Share
Diluted EPS

Capital Spending
Depreciation & Amort.
Net Interest Expense
3
Corporate Items
Effective Tax Rate
3
Capital Spending
Depreciation & Amort.
Net Interest Expense
3
Corporate Items
Effective Tax Rate
3
$ 1.2 B
$ 1.4 B
$ 600 MM
$ 750-800 MM
30%
2006 Est.
2
Key Financial Statistics
$ 1.2 B
$ 1.4 B
$ 650 MM
$ 595 MM
27.5%
2005
1
$ 1.2 B
$ 1.4 B
$ 710 MM
$ 470 MM
26%
2004
1
1
Excludes Carter Holt Harvey results
2
Includes impact of all businesses for entire year
3
Before special items

First Quarter 2006 Outlook
Volume – seasonally slow start, but some
positive signs
Average prices improving
• Implementing IP’s announced price increases in paper
and packaging
Continued progress in improving operations
Input costs mixed, but flat overall
Lower land sales
Businesses under evaluation included in first
quarter results
Volume – seasonally slow start, but some
positive signs
Average prices improving
• Implementing IP’s announced price increases in paper
and packaging
Continued progress in improving operations
Input costs mixed, but flat overall
Lower land sales
Businesses under evaluation included in first
quarter results

Transformation Plan Update
Process on track - sales books distributed for five
of the businesses under evaluation
Debt reduction of $2.4 billion in 2005
Maintaining focus on improving key platform
operations – fewer, bigger, better strategy
Reinvestment plan - taking a disciplined approach
Process on track - sales books distributed for five
of the businesses under evaluation
Debt reduction of $2.4 billion in 2005
Maintaining focus on improving key platform
operations – fewer, bigger, better strategy
Reinvestment plan - taking a disciplined approach

25 Q & A Q & A

26 Appendix Appendix

Earnings by Industry Segment
Earnings by Industry Segment
Printing Papers $88 $141 $196 578 $581
Industrial Packaging 11 37 131 238 380
Consumer Packaging 21 38 39 123 165
Distribution 25 23 22 84 87
Forest Products 257 274 176 943 793
Other Businesses (5) 5 7 17 38
Operating Profit 397 518 571 1,983 2,044
Interest Expense (151) (163) (169) (647) (710)
Minority Interest (1) 0 3 0 5
Corporate Items, net (167) (142) (156) (597) (469)
Earnings from continuing operations
before income taxes, minority
interest & special items $78 $213 $249 $739 $870
Earnings by Industry Segment
Printing Papers $88 $141 $196 578 $581
Industrial Packaging 11 37 131 238 380
Consumer Packaging 21 38 39 123 165
Distribution 25 23 22 84 87
Forest Products 257 274 176 943 793
Other Businesses (5) 5 7 17 38
Operating Profit 397 518 571 1,983 2,044
Interest Expense (151) (163) (169) (647) (710)
Minority Interest (1) 0 3 0 5
Corporate Items, net (167) (142) (156) (597) (469)
Earnings from continuing operations
before income taxes, minority
interest & special items $78 $213 $249 $739 $870
$ Millions
3Q’05
3Q’05
4Q’04
4Q’04
4Q’05
4Q’05
2005
2005
2004
2004
Before special items

Before Special Items
Q1 223 (46) (2) 175 21% 488.9 0.36
Q2 225 (70) (3) 152 31% 487.4 0.31
Q3 213 (71) (3)
139³
33% 507.1 0.29
Q4 78 (16) (4) 58 22% 486.0 0.12
Full Year Total 739 (203) (12) 524 27.5% 509.7 1.08
Special Items
Q1 (103) 36 - (67) 35% 488.9 (0.14)
Q2 34 (95)     - (61) NM 487.4 (0.12)
Q3 159 444 - 603 NM 507.1 1.19
Q4 (243) 103 - (140) 42% 486.0 (0.29)
Full Year Total (153) 488 - 335 NM 509.7 0.66
Earnings from Continuing Operations
Q1 120 (10) (2) 108 8% 488.9 0.22
Q2 259 (165) (3) 91 64% 487.4 0.19
Q3 372 373 (3)
742³
NM 507.1 1.48
Q4 (165) 87 (4) (82) 53% 486.0 (0.17)
Full Year Total 586 285 (12)
859³
NM 509.7 1.74
2005 Earnings from Continuing
Operations
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares
2
EPS
1
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share; NM – Not Meaningful
1
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information
2
Assuming dilution
3
Does not include impact of additional $7 million in 3Q and $27 million for full year of income related to dilutive securities

Before Special Items
Q1 99 (34) (8) 57 34% 487.4 0.12
Q2 234 (71) (8) 155 30% 488.2 0.32
Q3 288 (82) (5) 201 28% 509.0 0.41
Q4 249 (39) (5) 205 16% 488.9 0.42
Full Year Total 870 (226) (26) 618 26% 488.4 1.26
Special Items
Q1 (14) 5 - (9) 36% 487.4 (0.02)
Q2 (122) 4 - (118) 3% 488.2 (0.24)
Q3 45 (31) - 14 69% 509.0                  0.03
Q4 (55) 6 - (49) 11% 488.9                 (0.10)
Full Year Total (146) (16) - (162) -11% 488.4 (0.33)
Earnings from Operations
Q1 85 (29) (8) 48 34% 487.4 0.10
Q2 112 (67) (8) 37 60% 488.2 0.08
Q3 333 (113) (5) 215 34% 509.0 0.44
Q4 194 (33) (5) 156 17% 488.9 0.32
Full Year Total 724 (242) (26) 456 33% 488.4 0.93
2004 Earnings from Continuing
Operations
$ MM MM Shares $/Share $ MM $ MM $ MM
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares
2
EPS
1
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share
1
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information
2
Assuming dilution

* U.S. only.
Average IP realization (includes the impact of mix across all grades)
Average Sales Realizations
Forest
Products
$/ton
Packaging
$/ton
Printing
Papers
Segments
297
391
663
405
482
860
811
3Q’05
Average Sales Realizations
282
342
702
456
453
773
811
4Q’04
284
346
651
425
470
862
816
Dec 05
Plywood, $/MSF
Lumber, $/MBF
Corrugated boxes*
Containerboard
Pulp
Coated
Uncoated
Grades
301
362
644
402
476
860
813
4Q’05
292
336
702
448
454
781
804
Dec 04
321
355
661
419
458
740
811
2004
263
322
661
384
425
732
761
2003
299
382
674
426
485
841
817
2005

Forest Resources
Earnings Sources – Gross Margin
• Sales of Forestlands $462 $315 $400
• Harvest & Recreational Income 268 281 269
Forestland Expenses
(157)
(178) (146)
Land Utilization (real estate),
Net of Expenses
71 124 198
Total EBIT $644 $542 $721
Earnings Sources – Gross Margin
• Sales of Forestlands $462 $315 $400
• Harvest & Recreational Income 268 281 269
Forestland Expenses
(157)
(178) (146)
Land Utilization (real estate),
Net of Expenses
71 124 198
Total EBIT $644 $542 $721
$ Millions
2004
2004
2005
2005
2003
2003

Forest Resources
Earnings Sources – Gross Margin
• Sales of Forestlands $139 $125 $65
• Harvest & Recreational Income 75 63 81
Forestland Expenses
(30)
(43) (55)
Land Utilization (real estate),
Net of Expenses
40 65 55
Total EBIT $224 $210 $146
Earnings Sources – Gross Margin
• Sales of Forestlands $139 $125 $65
• Harvest & Recreational Income 75 63 81
Forestland Expenses
(30)
(43) (55)
Land Utilization (real estate),
Net of Expenses
40 65 55
Total EBIT $224 $210 $146
$ Millions
3Q’05
3Q’05
4Q’04
4Q’04
4Q’05
4Q’05

Forest Resources
2003
2003
2004
2004
* Excludes sales of Champion forestlands  over last 3 years  which generated $550+ million of cash and the 12/31/04 sale of 1.1 million acres of forestland in Maine and New Hampshire
* Excludes sales of Champion forestlands  over last 3 years  which generated $550+ million of cash and the 12/31/04 sale of 1.1 million acres of forestland in Maine and New Hampshire
Average sales price/acre
Number of acres sold (M)
% of appraised value
$967
627
130%
$967
627
130%
$1,008
372
145%
$1,008
372
145%
Forestland prices per acre are increasing in both
absolute terms and versus appraised values
2005
2005
$1,423
285
165%
$1,423
285
165%

34 Pension Returns Average annualized returns • 2005 11.7% • Past 5 years 7.9% • Past 10 years 9.8% Portfolio asset allocation (at 12/31/05) • 61% Equity • 28% Debt • 11% Real estate & other

(500)
(400)
(300)
(200)
(100)
0
5.50 5.75 6.00 Discount
Rate (%)
8.50 8.50 8.75 Rate of
Return (%)
2006E 2005 2004
$ Millions
2004
2005 2006E
Annual Pension Expense*
Key Variables
Pension Expense
*U.S. plans only.  Pension expense reflects service cost, interest cost, amortization of actuarial losses and expected return on plan assets
(110)
(240)
(370)

Higher Raw Material Costs
EBIT impact 4Q’05 vs. 3Q’05
Total of $95 million or $0.15 per share
negative impact in 4Q’05 versus 3Q’05
(80)
(60)
(40)
(20)
0
(80)
(60)
(40)
(20)
0
Energy Wood Other
EBIT ($MM)
(63)
(21)
(11)

Higher Raw Material Costs
EBIT impact 4Q’05 vs. 4Q’04
Total of $199 million or $0.32 per share
negative impact in 4Q’05 versus 4Q’04
(150)
(125)
(100)
(75)
(50)
(25)
0
(150)
(125)
(100)
(75)
(50)
(25)
0
Energy Wood Caustic
Soda
EBIT ($MM)
(112)
(46)
(16)
(25)
Other

Higher Raw Material Costs
4Q’05 vs. 3Q’05 EBIT impact by business
(400)
(300)
(200)
(100)
0
(400)
(300)
(200)
(100)
0
Forest
Products
Paper
EBIT ($MM)
Industrial
Packaging
Energy
Wood Caustic Soda Other
Consumer
Packaging
(312)
(103)
(50)
(120)
Total of $585 million or $0.87 per share
negative impact 2005 versus 2004

Higher Raw Material Costs
EBIT impact 2005 vs. 2004
(300)
(250)
(200)
(150)
(100)
(50)
0
(300)
(250)
(200)
(150)
(100)
(50)
0
Caustic
Soda
Energy Other
EBIT ($MM)
(242)
(191)
(65)
(87)
Wood
Total of $585 million or $0.87 per share
negative impact in 2005 versus 2004

0
50
100
150
200
250
300
Jan Apr July Oct Jan Apr July Oct Jan Apri July Oct Jan
Index: Jan 2003 Natural Gas Costs = 100
2003 2004
Natural gas costs
peaked in October
Natural Gas Costs
2005
Trended higher in 4Q’05

U.S. Mill Wood Costs
90
100
110
120
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan
Index: Jan 2003 Wood Costs = 100
2003 2004
* Delivered cost to  U.S. pulp & paper mills
Trended higher in 4Q’05
2005
4Q’05 U.S. mill wood
costs at 3-year highs

0
100
200
300
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan
Index: Jan 2003 Caustic Soda Costs = 100
2003 2004
Caustic soda costs are
up 45% versus 1Q’03
Caustic Soda Costs
2005
Trended higher in 4Q’05

Energy
54
28
45
40
$8.71
$3.45
$5.80
$6.47
0
20
40
60
80
2002 2003 2004 2005
0
2
4
6
8
10
Trillion BTUs $/MMBTU
Natural Gas Consumed Natural Gas Cost per unit
U.S. mills natural gas consumption
Natural gas consumption at
current U.S. pulp & paper mills
has decreased 49% since 2002
Total US Mill Energy Purchases before Natural Gas Hedges  - $MM
$580                  $740                  $780                 $910

8
9 9
10
31
24
21
17
10
10
13
11
16
19
24
25
22
23
13
16
19
20
16
14
0%
100%
2002 2003 2004 2005
Energy
Natural gas as a % of total U.S. mills
MMBTU purchases is decreasing
% of Total
Natural Gas
Coal
Wood Waste
Fuel Oil
Other*
Electricity
$8.71
$2.88
$1.84
$6.70
$14.30
$5.51
2005 Avg
Cost per mmbtu
Substitute lower cost energy
*Other includes shredded tires, recycled oil, purchased steam and any other fossil fuels

0
2
4
6
8
10
12
14
2000 2005
Gas Coal Oil Electricity Steam Other*
Reducing U.S. mill consumption per ton
MM BTU/Ton
Energy
Natural gas consumed per ton of paper
produced in 2005 fell 55% and total energy
consumed per ton fell about 12% since 2000
* Other fuel category includes purchased bark, shredded tires & recycled motor oil
4.4
2.0
55%
12%
Natural Gas
Coal
Fuel Oil
Electricity
Steam
Other

Domestic Facilities
Key input indicative purchase levels
Natural Gas MMbtus 38,000,000
2
# 6 Fuel Oil BBLs 5,200,000
2
Coal Tons 1,500,000
2
Wood Tons 65,000,000
OCC
1
Tons 600,000
Caustic Soda Tons 400,000
Sodium Chlorate Tons 300,000
LD Polyethylene Tons 100,000
Latex Tons 45,000
Energy
Energy
Fiber
Fiber
Chemicals
Chemicals
Units
Units
Annual Purchases
Annual Purchases
1
Old corrugated containers
2
2005 Run Rate

47